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Scudder Municipal Income Trust

Annual Report

November 30, 2001

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Officers and Trustees

<Click Here> Account Management Resources

	NYSE Symbol	CUSIP Number
Scudder Municipal Income Trust	XKTFX	8118R604

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Performance Summary November 30, 2001

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	11.93%	5.60%	6.30%	7.53%
Based on Market Price	18.10%	-1.47%	4.02%	6.93%

Net Asset Value and Market Price
	As of 11/30/01	As of 11/30/00
Net Asset Value	$ 11.87	$ 11.30
Market Price	$ 11.37	$ 10.25

Distribution Information
Twelve Months: Income Dividends	$ .72
November Income Dividend	$ .0600
Current Annualized Distribution Rate (based on Net Asset Value)+	6.07%
Current Annualized Distribution Rate (based on Market Price)+	6.33%
Tax Equivalent Distribution Rate (based on Net Asset Value)+	9.96%
Tax Equivalent Distribution Rate (based on Market Price)+	10.40%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and an income tax rate of 39.1%. Distribution rates are historical and will fluctuate.
(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Portfolio Management Review

Scudder Municipal Income Trust: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Municipal Income Trust is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Philip G. Condon joined the Advisor in 1983 and the Trust team in 1999. Mr. Condon has over 25 years of experience in municipal investing and portfolio management.

Portfolio Manager Eleanor R. Brennan joined the Advisor in 1995 and the Trust team in 1998. Ms. Brennan has over 15 years of experience in municipal investing.

In the following interview, Philip G. Condon and Eleanor R. Brennan, co-lead portfolio managers for Scudder Municipal Income Trust, discuss the Trust's performance and the recent market environment for municipal bonds over the last year.

Q: How did Scudder Municipal Income Trust perform in the year ending November 30, 2001?

A: The last year was a strong period for municipal bonds, in general, as well as for Scudder Municipal Income Trust. We are pleased with the Trust's recent performance. For the one-year period ending November 30, 2001, the Trust gained 11.93 percent on a net asset value basis versus the 10.46 percent return on a net asset value basis of its average peer in the Lipper general municipal debt funds (leveraged) category. On a market value basis, the Trust gained 18.10 percent in the period, while its average Lipper peer rose 20.10 percent. In contrast, the Lehman Brothers Municipal Bond Index* gained 8.75 percent during the year. The Trust's focus on solid call protection and intermediate-term issues aided its performance. In addition, as interest rates continued to decline, the Trust benefited from the attractive rates afforded to it through its outstanding preferred shares, thus optimizing the return to investors.

* The Lehman Brothers Municipal Bond Index contains approximately 15,000 bonds. To be in the index, a municipal bond must meet the following criteria: a minimum credit rating of BBB, issued as part of an issue of at least $50 million, issued within the last five years and a maturity of at least two years. Bonds subject to alternative minimum tax, variable-rate bonds and zero-coupon bonds are excluded from the index. It is not possible to invest in the index.

Moreover, the fund's long-term results have been consistently strong on an absolute and relative basis. Relative to its peers in the Lipper general municipal debt funds (leveraged) category, for the three-, five- and 10-year periods, the fund ranks 5, 8 and 6 versus the 48, 46 and 21 funds, respectively, in its category. (Please see the performance summary on page 4 for standardized return figures for each time period.)

Q: How did the bond market and municipal bonds, in particular, perform over the last year? And will you expand upon how the current positioning helped the fund be successful in this environment?

A: Higher-quality taxable bonds as well as tax-free bonds have outperformed equities in the last year. The Lehman Brothers Municipal Bond Index rose 8.75 percent during the period, and the Lehman Brothers Aggregate Bond Index* gained 11.16 percent, while the S&P 500 lost 12.23 percent, and the Nasdaq fell 25.69 percent. This outperformance by bonds was driven, in part, by the Federal Reserve Board's commitment to reducing short-term interest rates in an effort to stimulate the economy. The Fed reduced the federal funds rate to 2.00 percent by November 30, 2001 from 6.50 percent as of November 30, 2000. (That rate was further reduced to 1.75 percent on December 11.) Further economic instability, in part due to the events of September 11, also continued to increase investor demand for fixed-income securities, particularly higher-quality issues.

* The Lehman Brothers Aggregate Bond index is a total return index including fixed-rate debt issues rated investment-grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.

This year, we generally saw the municipal bond yield curve become much steeper, as the difference in yields between longer-term bonds and shorter-term bonds rose. The difference in yield between a one-year AAA-rated municipal bond versus that of a 30-year AAA-rated municipal bond was 118 basis points as of November 30, 2000, but that difference had risen to 313 basis points as of November 30, 2001. (A basis point is the movement of interest rates or yields expressed as hundredths of a percent.) This steepening made intermediate-term securities attractive relative to longer-term issues. The yields on individual 10-year AAA-rated municipal bonds has generally declined overall over the past year, however. A 10-year AAA-rated municipal bond is now yielding 4.21 percent, 50 basis points less than the 4.71 percent it was yielding as of November 30, 2000. That has made solid call protection important. Bonds with call protection are typically less likely to be bought back early by their issuers when interest rates decline. As rates came down, these bonds kept paying the higher yields we had previously locked in, while prices of the bonds rose.

Q: What is your position on the performance of municipal bonds according to their state of issuance?

A: California bonds continue to feel some stress, as the state's economy - the largest in the nation - is feeling pressure from the U.S. recession. In addition, California bonds are still suffering from the energy issues the state has faced as a result of its attempt at deregulating its power industry. The issuance of about $13 billion of municipal bonds by the California Department of Water Resources, which is designed to help pay back the state coffers drained by the energy problems, has not yet been executed, which has caused increased uncertainty. Bonds issued by states that are heavily driven by tourism, such as Hawaii, New York and Florida, are also being watched closely, though we do not see them being impacted over the long term as a result of this short-term dip in tourism. In contrast, states that have significant military operations, such as Virginia and Wyoming, may see somewhat of a positive impact from increased government spending on the military and military installations in their states.

Q: How have you been positioning Scudder Municipal Income Trust for the road ahead?

A: During much of the period, the Trust was committed to solid credits with call protection, which helped as interest rates continued to decline. The Trust benefited from its focus on intermediate-term securities as the yield curve became steep, particularly in September. However, more recently, we began to extend into long-term municipal bonds, as we believe the yield curve will likely flatten. In fact, it already began to flatten a bit in November, and we expect that trend to continue into 2002.

Q: What's your outlook for the municipal bond market over the course of the next six months?

A: Our outlook for the municipal bond market remains positive. We believe the yield curve will flatten, or the difference between the yields in short-term bonds and long-term bonds will decrease, in the first half of 2002, as the market prepares for more stable interest rates and as the U.S. economy stabilizes.

Municipal bonds yields vs. Treasury yields November 30, 2001

Source: Zurich Scudder Investments, Inc. and Bloomberg Business News. This chart is not intended to represent the yield of any Scudder fund.

Moreover, we believe municipal bonds remain attractive relative to taxable bonds. Municipal bonds are now selling cheaply relative to U.S. Treasuries of the same maturity. For instance, a 10-year AAA-rated municipal bond yielded 4.21 percent as of November 30, 2001, while 10-year U.S. Treasury bonds yielded 4.73 percent. With a municipal bond's tax-free advantage over a Treasury bond, a municipal bond's yield becomes even more attractive.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary November 30, 2001

Portfolio Composition	11/30/01	11/30/00

Revenue Bonds	71%	70%
General Obligation Bonds	15%	12%
U.S. Government Secured	9%	12%
Lease Obligations	5%	6%
	100%	100%

Quality	11/30/01	11/30/00

AAA	73%	75%
AA	8%	7%
A	8%	4%
BBB	7%	11%
BB	1%	1%
Not rated	3%	2%
	100%	100%

Interest Rate Sensitivity	11/30/01	11/30/00

Average Maturity	9.0 years	10.5 years
Duration	6.8 years	7.6 years

Top Five State Allocations at November 30, 2001 (39.9% of Portfolio)
1. Texas	12.3%
2. Illinois	8.0%
3. Colorado	6.6%
4. Washington	6.5%
5. New York	6.5%

Portfolio composition and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2001

	Principal Amount ($)	Value ($)
Long-Term Municipal Investments 100.0%
Alabama 3.3%
Alabama, Port Authority Revenue, Docks Department, 6.3%, 10/1/2021 (b)	8,250,000	8,825,767
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	5,500,000	5,587,945
Huntsville, AL, Water & Sewer Revenue, 5.75%, 10/1/2011 (b)	8,560,000	9,257,897
		23,671,609
Arizona 1.0%
Arizona, Hospital & Healthcare Revenue, Health Facilities Authority, Catholic Healthcare West, Series A, 6.625%, 7/1/2020	7,000,000	7,346,150
California 0.7%
Sacramento County, CA, Airport Revenue, AMT, Series A, 5.9%, 7/1/2024 (b)	5,000,000	5,249,650
Colorado 6.6%
Adams County, CO, Multi Family Housing Revenue, Oasis Park Apartments Project, Series A, 6.15%, 1/1/2026	6,000,000	6,171,000
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,049,580
Colorado, Hospital & Healthcare Revenue, Poudre Valley Health Care Facilities:
Series A, 5.5%, 12/1/2017	6,145,000	6,394,917
Series A, 6.0%, 12/1/2015	5,705,000	6,272,362
Series A, 6.0%, 12/1/2016	2,000,000	2,184,840
Colorado, Single Family Housing Revenue, Series B2, 7.25%, 10/1/2031	1,685,000	1,904,926
Colorado, Transportation/Tolls Revenue, 6.0%, 6/15/2011 (b)	10,000,000	11,296,400
Denver, CO, Airport Revenue:
Series A, 6.0%, 11/15/2014 (b)	5,000,000	5,389,200
Series C, Prerefunded, 6.75%, 11/15/2013 (c)	325,000	345,358
Series C, 6.75%, 11/15/2013	2,455,000	2,573,773
Series C, Prerefunded, 6.75%, 11/15/2022 (c)	690,000	733,222
Series C, 6.75%, 11/15/2022	2,610,000	2,736,272
		47,051,850
District of Columbia 6.2%
District of Columbia, Core City GO, ETM, Prerefunded, 5.5%, 6/1/2014 (b) (c)	640,000	705,862
District of Columbia, Core City GO:
Series A, 5.25%, 6/1/2027 (b)	15,000,000	15,011,250
Series B, 5.5%, 6/1/2011	25,000,000	27,107,000
District of Columbia, State GO, Series A, 5.5%, 6/1/2014 (b)	1,860,000	1,974,167
		44,798,279
Florida 3.9%
Dade County, FL, Airport Revenue, AMT, Series A, 5.75%, 10/1/2026 (b)	13,000,000	13,394,550
Dade County, FL, Special Assessment Revenue:
Series B, Prerefunded, Zero Coupon, 10/1/2022 (b) (c)	7,735,000	2,490,361
Series B, Prerefunded, Zero Coupon, 10/1/2024 (b) (c)	16,955,000	4,807,929
Hiilsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	964,110
Miami-Dade County, FL, Transportation/Tolls Revenue, Expressway Authority:
6.0%, 7/1/2013 (b)	1,665,000	1,877,271
6.0%, 7/1/2014 (b)	1,000,000	1,122,890
Palm Beach County, FL, School District (REV) Lease, Series A, Prerefunded, 5.75%, 8/1/2017 (b) (c)	2,850,000	3,202,289
		27,859,400
Hawaii 5.5%
Hawaii, Airport Revenue, AMT, Series B, 6.5%, 7/1/2013 (b)	8,800,000	9,877,560
Hawaii, Electric Revenue, Department of Budget & Finance:
Series D, 6.15%, 1/1/2020 (b)	2,195,000	2,352,645
Series A, 6.2%, 5/1/2026 (b)	13,200,000	14,102,352
Hawaii, Port Authority Revenue:
Series A, 6.0%, 7/1/2011 (b)	2,950,000	3,256,741
Series A, 6.0%, 7/1/2012 (b)	3,135,000	3,446,932
Hawaii, State GO:
Series CT, 5.75%, 9/1/2014 (b)	2,310,000	2,514,204
Series CU, 5.875%, 10/1/2016 (b)	3,220,000	3,518,784
		39,069,218
Idaho 0.3%
Idaho, Single Family Housing Revenue:
Series C2, 6.9%, 7/1/2025	1,495,000	1,528,114
Series A2, 7.875%, 7/1/2021	715,000	715,751
		2,243,865
Illinois 8.0%
Chicago, IL, Airport Revenue, O'Hare International Airport, 5.5%, 1/1/2014 (b)	10,000,000	10,355,800
Chicago, IL, Airport Revenue, O'Hare International Airport, American Airlines Project, 8.2%, 12/1/2024	4,775,000	4,802,074
Chicago, IL, Core City GO:
Series A, Prerefunded, 6.0%, 1/1/2014 (b) (c)	2,085,000	2,383,113
Series A, Prerefunded, 6.125%, 1/1/2015 (b) (c)	2,000,000	2,303,880
Series A, 6.125%, 1/1/2016 (b)	2,000,000	2,234,580
Chicago, IL, Other GO, Neighborhoods Alive 21 Project:
Series A, Prerefunded, 6.0%, 1/1/2015 (b) (c)	1,000,000	1,142,980
Series A, 6.0%, 1/1/2017 (b)	1,000,000	1,101,740
Chicago, IL, Skyway Toll Bridge Revenue, Prerefunded, 6.75%, 1/1/2014 (c)	2,775,000	3,047,588
Illinois, Higher Education Revenue, DePaul University:
5.625%, 10/1/2013 (b)	2,695,000	2,914,616
5.625%, 10/1/2015 (b)	1,710,000	1,829,837
Illinois, Higher Education Revenue, MJH Educational Assistance Authority, Series D, 5.45%, 9/1/2014 (b)	8,000,000	8,270,400
Illinois, Hospital & Healthcare Revenue, Adventist Health System, 5.5%, 11/15/2020	2,500,000	2,401,875
Illinois, Hospital & Healthcare Revenue, Childrens Memorial Hospital, Series A, 5.625%, 8/15/2019 (b)	4,000,000	4,138,760
Illinois, Pollution Control Revenue, Commonwealth Edison Co. Project, Series D, 6.75%, 3/1/2015 (b)	4,220,000	4,722,349
Illinois, Sales & Special Tax Revenue, Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Series A, 5.5%, 6/15/2017	3,510,000	3,766,897
Will County, IL, Industrial Development Revenue, Mobil Oil Refining Corp. Project, 6.0%, 2/1/2027	2,000,000	2,084,960
		57,501,449
Indiana 3.2%
Indiana, Hospital & Healthcare Revenue, Charity Obligation Group, Series D, 5.25%, 11/15/2015	5,200,000	5,307,016
Indiana, Hospital & Healthcare Revenue, Riverview Hospital Project:
5.5%, 8/1/2019	1,300,000	1,213,576
5.5%, 8/1/2024	1,000,000	913,020
Indianapolis, IN, Electric Revenue, Series A, Prerefunded, 5.875%, 6/1/2024 (b) (c)	14,000,000	15,276,100
		22,709,712
Kansas 0.4%
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	3,000,000	3,097,680
Kentucky 0.9%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc.:
Series A, 6.5%, 10/1/2020	2,000,000	2,072,520
Series A, 6.625%, 10/1/2028	4,000,000	4,155,000
		6,227,520
Louisiana 1.4%
Louisiana, Electric Revenue, 5.75%, 1/1/2013 (b)	2,000,000	2,215,340
Louisiana, Hospital & Healthcare Revenue, Public Facilities Authority, Lafayette General Medical Center Project, Prerefunded, 6.5%, 10/1/2022 (b) (c)	7,350,000	7,771,376
		9,986,716
Maine 2.3%
Maine, Hospital & Healthcare Revenue, Series B, Prerefunded, 7.0%, 7/1/2024 (b) (c)	4,230,000	4,747,118
Maine, Hospital & Healthcare Revenue:
Series D, 5.7%, 7/1/2013 (b)	5,000,000	5,218,950
Series B, Prerefunded, 7.0%, 7/1/2024 (b) (c)	90,000	101,003
Maine, Transportation/Tolls Revenue, 5.0%, 7/1/2017 (b)	6,165,000	6,205,381
		16,272,452
Maryland 1.4%
Howard County, MD, Multi Family Housing Revenue, Braeland Commons Project, Series B, 6.2%, 6/15/2023	2,500,000	2,470,650
Howard County, MD, Multi Family Housing Revenue, Eden Commons Project, Series A, 6.2%, 6/15/2023	4,250,000	4,200,105
Maryland, Hospital & Healthcare Revenue, Health & Higher Education Facilities Authority, Doctors Community Hospital, 5.5%, 7/1/2024	1,000,000	874,900
Maryland, Hospital & Healthcare Revenue, Health & Higher Education Facilities Authority, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,742,400
		10,288,055
Massachusetts 2.3%
Massachusetts, Airport Revenue, U.S. Airways, Inc. Project, Series A, 5.875%, 9/1/2023 (b)	5,000,000	5,182,450
Massachusetts, Port Authority Revenue, AMT:
Series B, 5.5%, 7/1/2009	8,000,000	8,527,520
Series B, 5.5%, 7/1/2015	3,000,000	3,091,920
		16,801,890
Michigan 1.4%
Chippewa County, MI, Hospital & Healthcare Revenue, Chippewa County War Memorial, Series B, 5.625%, 11/1/2014	1,500,000	1,425,285
Michigan, Industrial Development Revenue:
5.5%, 6/1/2018 (b)	3,425,000	3,558,061
5.75%, 6/1/2016 (b)	4,640,000	4,986,654
		9,970,000
Minnesota 1.5%
Minneapolis and St. Paul, MN, Airport Revenue, AMT, Series B, 6.0%, 1/1/2012 (b)	4,395,000	4,816,524
Minneapolis and St. Paul, MN, Port Authority Revenue, AMT:
Series B, 5.5%, 1/1/2010 (b)	3,035,000	3,227,055
Series B, 5.625%, 1/1/2015 (b)	2,500,000	2,624,125
		10,667,704
Missouri 1.2%
Missouri, Hospital and Healthcare Revenue, Lake of the Ozarks General Hospital:
Prerefunded, 6.5%, 2/15/2021 (c)	760,000	859,180
6.5%, 2/15/2021	365,000	375,632
St. Louis, MO, County GO, Industrial Development Authority Revenue, St. Louis Convention Center, Series A, 7.2%, 12/15/2028	4,000,000	4,211,560
St. Louis, MO, Sports, Expo & Entertainment Revenue, Regional Convention & Sports Complex Authority:
Series C, Prerefunded, 7.9%, 8/15/2021 (c)	3,000,000	3,273,120
Series C, 7.9%, 8/15/2021	155,000	161,417
		8,880,909
Nebraska 1.1%
Nebraska, Single Family Housing Revenue, Investment Finance Authority, Series A, 6.7%, 9/1/2026	7,500,000	7,759,875
Nevada 1.9%
Clark County, NV, Electric Revenue, Industrial Development Authority, Nevada Power Company Project, Series A, 6.7%, 6/1/2022 (b)	1,750,000	1,816,692
Las Vegas, NV, Water & Sewer Revenue, 5.375%, 4/1/2014 (b)	2,705,000	2,865,650
Nevada, State GO, Capital Improvement and Cultural Affairs Project, Series A, 5.5%, 2/1/2014	2,575,000	2,733,878
Washoe County, NV, School District GO, 5.75%, 6/1/2014 (b)	5,450,000	5,897,881
		13,314,101
New Hampshire 0.4%
Nashua, New Hampshire, Hospital & Healthcare Revenue, Nashua Memorial Hospital, 6.0%, 10/1/2023	3,000,000	3,001,230
New Jersey 6.3%
New Jersey, Hospital and Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019 (b)	5,000,000	6,021,350
New Jersey, Industrial Development Revenue, American Water Co., Inc. Project, Series A, 6.875%, 11/1/2034 (b)	10,775,000	11,898,725
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,289,344
New Jersey, State Agency (GO) Lease, Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2017	10,000,000	10,822,900
New Jersey, Transportation/Tolls Revenue, Economic Development Authority, Series A, 5.75%, 5/1/2013	6,000,000	6,537,480
New Jersey, Transportation/Tolls Revenue, Garden State Parkway Project, 5.6%, 1/1/2017 (b)	8,000,000	8,578,400
		45,148,199
New Mexico 0.2%
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, Series B, 8.3%, 3/1/2020	1,095,000	1,120,207
New York 6.5%
Nassau County, NY, Hospital & Healthcare Revenue, 6.0%, 8/1/2015 (b)	3,390,000	3,786,969
New York, Higher Education Revenue, Dormitory Authority, Bronx-Lebanon Hospital Center, Series E, 5.2%, 2/15/2016	1,770,000	1,791,683
New York, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,500,000	1,637,745
New York, Higher Education Revenue, Dormitory Authority, Jamaica Hospital, Series F, 5.2%, 2/15/2016	1,000,000	1,012,250
New York, Higher Education Revenue, Dormitory Authority, State University, Series A, Prerefunded, 7.25%, 5/15/2018 (c)	565,000	589,854
New York, Transportation/Tolls Revenue:
5.625%, 4/1/2013	5,000,000	5,434,500
5.75%, 4/1/2014 (b)	2,000,000	2,186,720
New York, NY, Core City GO:
Series F, 5.25%, 8/1/2015	5,000,000	5,104,350
Series F, 5.25%, 8/1/2015 (b)	10,380,000	10,745,065
Series D, 7.5%, 8/1/2003	310,000	312,734
Series D, 7.5%, 8/1/2004	755,000	761,659
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority:
Series B, 6.125%, 11/15/2014	2,000,000	2,268,160
Series B, 6.125%, 11/15/2015	3,000,000	3,389,250
Niagara Falls, NY, Airport Revenue, Greater Buffalo International Airport, Series A, 6.25%, 4/1/2024 (b)	5,750,000	6,115,643
Niagara Falls, NY, School District GO, 5.6%, 6/15/2014 (b)	1,180,000	1,264,488
		46,401,070
North Carolina 1.0%
Catawba, NC, Electric Revenue, Municipal Power Agency, Series B, 6.375%, 1/1/2013	3,000,000	3,233,460
Charlotte, NC, Airport Revenue, AMT:
Series B, 5.75%, 7/1/2013 (b)	2,480,000	2,630,090
Series B, 5.875%, 7/1/2014 (b)	1,140,000	1,214,875
		7,078,425
North Dakota 0.5%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,400,000	3,634,090
Ohio 2.1%
Cuyahoga County, OH, Hospital and Healthcare Revenue, Meridia Health Systems, Prerefunded, 6.25%, 8/15/2024 (c)	2,350,000	2,639,966
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	6,000,000	4,863,780
Lorain County, OH, Hospital & Healthcare Revenue, Catholic Healthcare Partners, Series A, 5.25%, 10/1/2033	3,500,000	3,412,535
Ohio, Higher Education Revenue, University of Findlay Project:
6.125%, 9/1/2016	2,000,000	2,072,680
6.15%, 9/1/2011	1,635,000	1,723,682
		14,712,643
Oklahoma 0.5%
Oklahoma, Sales & Special Tax Revenue, Turnpike Authority, 7.875%, 1/1/2021	355,000	360,723
Tulsa, OK, Airport Revenue, Prerefunded, 7.7%, 6/1/2013 (b) (c)	3,315,000	3,405,566
		3,766,289
Oregon 2.5%
Clackamas County, OR, Hospital & Healthcare Revenue, Hospital Facilities Authority, Legacy Health System, 5.25%, 5/1/2021	2,500,000	2,495,350
Oregon, Other (REV) Lease, Department of Administrative Services:
Series A, 5.5%, 5/1/2010 (b)	2,245,000	2,401,297
Series A, 5.6%, 5/1/2011 (b)	2,120,000	2,268,188
Series A, Prerefunded, 6.25%, 5/1/2017 (b) (c)	1,000,000	1,159,230
Series A, Prerefunded, 6.25%, 5/1/2018 (b) (c)	1,000,000	1,159,230
Portland, OR, Special Assessment Revenue, Downtown Waterfront:
Series A, 5.625%, 6/15/2015 (b)	3,100,000	3,339,382
Series A, 5.75%, 6/15/2018 (b)	2,225,000	2,393,188
Series A, 5.75%, 6/15/2019 (b)	2,820,000	3,024,224
		18,240,089
Pennsylvania 0.4%
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	2,570,000	2,657,457
South Carolina 0.5%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,457,295
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance, Series A, 7.375%, 12/15/2021	2,000,000	2,176,480
		3,633,775
Tennessee 0.7%
Memphis-Shelby County, TN, Airport Revenue, AMT, Series D, 6.25%, 3/1/2017 (b)	4,690,000	5,111,584
Texas 12.3%
Austin, TX, Sales & Special Tax Revenue, Hotel Occupancy Tax:
6.0%, 11/15/2013 (b)	3,190,000	3,526,130
6.0%, 11/15/2015 (b)	3,480,000	3,819,752
6.0%, 11/15/2016 (b)	3,625,000	3,963,720
Dallas, TX, Transportation/Tolls Revenue, 5.5%, 1/1/2015	14,605,000	15,307,793
El Paso, TX, State GO:
5.875%, 8/15/2012 (b)	1,000,000	1,072,360
5.875%, 8/15/2013 (b)	1,570,000	1,679,523
5.875%, 8/15/2014 (b)	1,665,000	1,779,435
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare, Series A, 6.375%, 6/1/2029	5,500,000	5,779,290
Harris County, TX, Port Authority Revenue, Port of Houston Authority, AMT, Series A, 5.0%, 10/1/2017 (b)	1,500,000	1,462,260
Houston, TX, Airport Revenue, People Mover Project, Series A, 5.5%, 7/15/2017	3,300,000	3,341,910
Houston, TX, Airport Revenue, AMT, Series A, 5.875%, 7/1/2014 (b)	3,960,000	4,208,965
Lower Neches Valley, TX, Industrial Development Revenue, Mobil Oil Refining Corp. Project, 6.4%, 3/1/2030	17,000,000	17,923,270
Red River, TX, School District (REV) Lease, St. Marks School Project, 6.0%, 8/15/2019	5,390,000	5,743,153
Richardson, TX, Hospital & Healthcare Revenue, Hospital Authority, 5.625%, 12/1/2028	5,000,000	4,854,800
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	4,500,000	4,747,635
Texas, Pollution Control Revenue, Brazos River Authority, Texas Utilities Electric Company Project, Series C, 5.75%, 5/1/2036	5,000,000	5,007,200
Texas, State GO, College Student Loans, 5.0%, 8/1/2021	4,015,000	3,800,639
		88,017,835
Utah 0.0%
Utah, Single Family Housing Revenue, Housing Finance Agency, Series B2, 6.65%, 7/1/2026	295,000	300,823
Virginia 1.9%
Washington D.C., Airport Revenue, Series A, 5.75%, 10/1/2020 (b)	13,100,000	13,400,776
Washington 6.5%
Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2013 (b)	7,355,000	8,181,334
Seattle, WA, Special Assessment Revenue, AMT:
Series B, 5.5%, 9/1/2011 (b)	1,085,000	1,157,413
Series B, 5.75%, 9/1/2013 (b)	1,045,000	1,115,569
Skagit County, WA, School District GO, School District No. 1, Burlington Edison, 5.625%, 12/1/2014 (b)	1,570,000	1,693,386
Snohomish County, WA, Electric Revenue, Public Utility District No. 1, 5.375%, 12/1/2024	7,500,000	7,627,650
Washington, Electric Revenue, Nuclear Project No. 1:
Prerefunded, Series B, 5.6%, 7/1/2015 (b) (c)	5,000	5,347
Series B, 5.6%, 7/1/2015 (b)	1,995,000	2,092,755
Washington, Electric Revenue, Nuclear Project No. 2, Series A, 5.0%, 7/1/2012	10,200,000	10,424,604
Washington, Electric Revenue, Nuclear Project No. 3, Series B, 5.6%, 7/1/2015 (b)	1,000,000	1,049,000
Washington, Hospital & Healthcare Revenue, Group Health Coop of Puget Sound:
5.375%, 12/1/2017 (b)	3,000,000	3,044,820
5.375%, 12/1/2018 (b)	2,915,000	2,946,365
Washington, State GO:
Series A, 5.5%, 7/1/2013	2,000,000	2,117,360
Series A, 5.5%, 7/1/2016	4,835,000	5,036,958
		46,492,561
West Virginia 2.4%
West Virginia, Hospital & Healthcare Revenue, Charleston Area Medical Center:
Series A, 6.75%, 9/1/2022	12,000,000	13,047,600
Series A, 6.75%, 9/1/2030	2,000,000	2,161,600
West Virginia, Hospital & Healthcare Revenue, Oak Hill Hospital, Series B, 6.75%, 9/1/2030	2,000,000	2,161,600
		17,370,800
Wisconsin 0.8%
Wisconsin, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,000,000	5,566,020
Total Long-Term Municipal Investments (Cost $669,250,674)		716,421,957
Total Investment Portfolio - 100.0% (Cost $669,250,674) (a)		716,421,957

(a) The cost for federal income tax purpose was $669,250,674. At November 30, 2001, net unrealized appreciation for all securities based on tax cost was $47,171,283. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $49,253,042 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,081,759.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, FHA or MBIA.
(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

AMT: Alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2001
Assets
Investments in securities, at value (cost $669,250,674)	$ 716,421,957
Cash	206,683
Interest receivable	12,778,830
Total assets	729,407,470
Liabilities
Dividends payable	2,517,062
Accrued management fee	333,843
Other accrued expenses and payables	427,421
Total liabilities	3,278,326
Net assets, at value	$ 726,129,144
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(803,925)
Remarketed preferred shares, par value $.01 per share, unlimited number of shares authorized, 53,000 shares outstanding at $5,000 liquidation value per share	265,000,000
Net unrealized appreciation (depreciation) on investments	47,171,283
Accumulated net realized gain (loss)	(16,649,805)
Paid-in capital	431,411,591
Net assets, at value	$ 726,129,144
Net Asset Value
Net Asset Value per common share ($461,129,144 / 38,832,628 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
(Net assets less remarketed preferred shares at liquidation value divided by common shares outstanding)
$ 11.87

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2001
Investment Income
Income: Interest	$ 40,508,679
Expenses: Management fee	3,984,357
Services to shareholders	76,345
Custodian fees	16,753
Auditing	63,746
Legal	63,145
Trustees' fees and expenses	30,201
Reports to shareholders	95,575
Remarketing fee	530,443
Other	162,239
Total expenses, before expense reductions	5,022,804
Expense reductions	(9,808)
Total expenses, after expense reductions	5,012,996
Net investment income	35,495,683
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	732,792
Net unrealized appreciation (depreciation) during the period on investments	22,417,171
Net gain (loss) on investment transactions	23,149,963
Net increase (decrease) in net assets resulting from operations	$ 58,645,646

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2001	2000
Operations: Net investment income	$ 35,495,683	$ 36,144,286
Net realized gain (loss) on investment transactions	732,792	(2,391,943)
Net unrealized appreciation (depreciation) on investment transactions during the period	22,417,171	19,001,276
Net increase (decrease) in net assets resulting from operations	58,645,646	52,753,619
Distributions to shareholders from: Net investment income: Common shares	(27,959,493)	(31,186,785)
Remarketed preferred shares	(8,435,737)	(10,873,136)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	-	274,819
Net increase (decrease) in net assets from Fund share transactions	-	274,819
Increase (decrease) in net assets	22,250,416	10,968,517
Net assets at beginning of period	703,878,728	692,910,211
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $803,925 and $95,372, respectively)	$ 726,129,144	$ 703,878,728
Other Information
Shares outstanding at beginning of period	$ 38,832,628	$ 38,808,200
Shares issued to common shareholders in reinvestment of distributions	-	24,428
Shares outstanding at end of period	38,832,628	38,832,628

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 11.30	$ 11.03	$ 12.41	$ 12.33	$ 12.31
Income (loss) from investment operations: Net investment income	.91[a]	.93[a]	.92[a]	.99	1.04
Net realized and unrealized gain (loss) on investment transactions	.59	.42	(1.28)	.16	.05
Total from investment operations	1.50	1.35	(.36)	1.15	1.09
Less distributions from: Net investment income to common shareholders	(.72)	(.80)	(.83)	(.87)	(.87)
Net investment income to preferred shareholders (common share equivalent)	(.21)	(.28)	(.18)	(.20)	(.20)
Total distributions	(.93)	(1.08)	(1.01)	(1.07)	(1.07)
Dilution resulting from remarketed preferred shares[b]	-	-	(.01)	-	-
Net asset value, end of period	$ 11.87	$ 11.30	$ 11.03	$ 12.41	$ 12.23
Market value, end of period	$ 11.37	$ 10.25	$ 10.31	$ 14.63	$ 14.13
Total Return Per Common Share
Based on net asset value (%)[c]	11.93	10.40	(4.69)	7.96	7.57
Based on market value (%)[c]	18.10	7.11	(24.40)	10.60	15.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period, net of remarketed preferred shares ($ millions)	461	439	428	478	471
Ratio of expenses before expense reductions (%) (excluding preferred shares)	1.09	1.24	1.13	1.02	1.02
Ratio of expenses after expense reductions (%) (excluding preferred shares)	1.09	1.24	1.12	1.02	1.02
Ratio of expenses before expense reductions (%) (including preferred shares)	.69	.77	.77	.70	.69
Ratio of expenses after expense reductions (%) (including preferred shares)	.69	.77	.76	.70	.69
Ratio of net investment income (loss) (%) (excluding preferred shares)	7.72	8.48	7.76	8.04	8.66

Years Ended November 30,	2001	2000	1999	1998	1997
Ratio of net investment income (loss) (%) (including preferred shares)	4.90	5.23	5.27	5.54	5.92
Portfolio turnover rate (%)	10	38	38	17	7
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	265	265	265	215	215
Asset coverage per share ($)	13,700	13,300	13,100	16,100	16,000
Liquidation and market value per share ($)	5,000	5,000	5,000	5,000	5,000

a Based on average shares outstanding during the period.
b On November 24, 1999, the Fund issued 10,000 remarketed preferred shares.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Municipal Income Trust (the ``Fund''), formerly Kemper Municipal Income Trust, is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and ask quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $16,233,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2003 ($7,135,000), November 30, 2007 ($5,496,000) and November 30, 2008 ($3,602,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income to common shareholders, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Remarketed Preferred Shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares, each at a liquidation value of $5,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set by the remarketing agent, and the dividends are generally paid every 28 days. The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended November 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $73,853,718 and $71,805,177, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory approval and satisfaction of other conditions, in the first half of 2002.

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $41,787.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2001, the Fund's custodian and transfer agent fees were reduced by $7,357 and $2,451, respectively, under these arrangements.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Municipal Income Trust, (the "Fund"), formerly Kemper Municipal Income Trust, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Municipal Income Trust, at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 3, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended November 30, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call 1-800-621-1048.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Municipal Income Trust, formerly Kemper Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph D for the appropriate form. If your shares are held in the name of a brokerage firm, bank or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, N.A. (``UMB'') as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (``Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distribution.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will Issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan to:

Scudder Investments Service Company
P.O. Box 219151
Kansas City, Missouri 64121-6066
1-800-294-4366

E. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

F. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

G. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

H. Service Charges

There is no service charge by Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraph L hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

I. Transfer of Shares held by Agent

Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

J. Shares not held in shareholder's name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

K. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

L. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph K hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

M. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax return. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

N. Amendment of the Plan

Effective April 1, 2002, the Board of Trustees of the Fund has amended the Fund's Dividend Reinvestment Plan and, in connection with that amendment, has approved the appointment of UBS PaineWebber (``UBS") as Plan Agent, replacing UMB. As part of the amendments, a voluntary cash purchase option has been added to the Plan. A participant will be able to make voluntary cash contributions to their account by sending a check or money order to Scudder Investments Service Company, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Scudder Investments Service Company will inform UBS of the total funds available for the purchase of shares and UBS will use the funds to purchase additional shares for the participant's account the earlier of: (a) when it next purchases shares as a result of a distribution or (b) on or shortly after the first day of each month and in no event more than thirty days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Participants in the Plan have been notified of these amendments. No action is required on the part of participants with respect to their status in the Plan.

Shareholder Meeting Results (Unaudited)

A Special Meeting of Shareholders (the "Meeting") of Scudder Municipal Income Trust (the "fund") was held on May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, MA 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect twelve Trustees to the Board of Trustees (effective July 1, 2001), with ten Trustees to be elected by the holders of Preferred and Common Shares voting together and two Trustees to be elected by the holders of the Preferred Shares only:

	Number of Votes:
	For	Withheld
John W. Ballantine	31,372,103	385,298
Lewis A. Burnham	31,353,393	404,008
Mark S. Casady	31,373,161	384,240
Linda C. Coughlin	31,369,649	387,752
Donald L. Dunaway	31,366,747	390,654
James R. Edgar	31,342,652	414,749
Robert B. Hoffman	31,359,736	397,665
Shirley D. Peterson	31,364,615	392,786
Fred B. Renwick	31,344,541	412,860
William P. Sommers	31,349,185	408,216
William F. Glavin	51,560	100
John G. Weithers	51,560	100

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
31,296,186	176,990	284,224

Officers and Trustees

TRUSTEES
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady*
Trustee and President
Linda C. Coughlin*
Chairperson, Trustee and
Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.*
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
Philip J. Collora*
Vice President and
Assistant Secretary
Philip G. Condon*
Vice President
Kathryn L. Quirk*
Vice President
Linda J. Wondrack*
Vice President
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
John Millette*
Secretary
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048